SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 August 9, 2006
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                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                    FORM 8-K

Item 8.01 - Other Events

     Amen Properties, Inc. (the "Company") and its wholly-owned subsidiary, NEMA Properties, LLC ("NEMA"), own all of the outstanding partnership interests in each of Priority Power Management, Ltd. ("PPM") and PPM Dallas, Ltd. ("Dallas Ltd."). PPM and Dallas Ltd. are engaged in substantially the same business, and the Company and NEMA determined and agreed to merge PPM Dallas with and into PPM. The merger was effective on August 10, 2006, and PPM is the surviving entity. The Company is the sole general partner and NEMA is the sole limited partner of PPM following the merger. The Company believes that this merger will be of benefit with respect to, among other things, the efficiency of management, administration and accounting related to the joint operations of Dallas Ltd. and PPM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMEN Properties, Inc.
                                        ---------------------
                                        (Registrant)

                                        By: /s/ Eric Oliver
Date: August 11, 2006                   Chairman of the Board of Directors and
                                        Chief Executive Officer
                                        (Signature)